                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [x]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


--------------------------------------------------------------------------------
                     SOUTH FLORIDA BANK HOLDING CORPORATION
              (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

                               WILLIAM P. VALENTI
                  (Name of Persons(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)   Title of each class of securities to which transaction applies:


           --------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:


           --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


           --------------------------------------------------------------------
      4)   Proposed maximum aggregate value of transaction:


           --------------------------------------------------------------------
      5)   Total fee paid:


           --------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1) Amount Previously Paid:


      -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:


      -------------------------------------------------------------------------
    3) Filing Party:


      -------------------------------------------------------------------------
    4) Date Filed:


      -------------------------------------------------------------------------

                     SOUTH FLORIDA BANK HOLDING CORPORATION




                                                                   April 1, 1998




TO THE SHAREHOLDERS OF
SOUTH FLORIDA BANK HOLDING CORPORATION

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of South Florida Bank Holding Corporation which will be held at the Colonial office of South Florida Bank, 1500 Colonial Boulevard, Fort Myers, Florida 33919, on Tuesday, April 28, 1998 beginning at 4:00 P.M.

     At the 1998 Annual Meeting you will be asked to consider and vote upon the election of three directors to serve until the Annual Meeting of Shareholders in 2001. Shareholders also will consider and vote upon such other or further business as may properly come before the 1998 Annual Meeting and any adjournment or postponement thereof.

     We hope you can attend the meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed proxy and returning it to Registrar and Transfer Company. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the meeting, you may vote your shares in person.

     We want to thank you for your support during the past year. If you have any questions about the Proxy Statement, please do not hesitate to call us.

                                        Sincerely,




                                        Robert Ernest Hendry
                                        Chairman of the Board

                     SOUTH FLORIDA BANK HOLDING CORPORATION
                            2017 MCGREGOR BOULEVARD
                           FORT MYERS, FLORIDA  33901

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 28, 1998

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of South Florida Bank Holding Corporation (the "Holding Corporation") will be held at the Colonial office of South Florida Bank, 1500 Colonial Boulevard, Fort Myers, Florida 33919, on Tuesday, April 28, 1998, at 4:00 P.M. ("1998 Annual Meeting"), for the following purposes:

     1. Elect Directors. To elect three directors to serve until the Annual Meeting of Shareholders in 2001.

     2. Other Business. To transact such other or further business as may properly come before the 1998 Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 13, 1998, are entitled to notice of and to vote at the 1998 Annual Meeting or any adjournment or postponement thereof. All shareholders, whether or not they expect to attend the 1998 Annual Meeting in person, are requested to complete, date, sign and return the enclosed proxy to Registrar and Transfer Company in the accompanying envelope. The proxy may be revoked by the person executing the proxy at any time before it is exercised by filing with the Secretary of the Holding Corporation an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the 1998 Annual Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS




                                           William P. Valenti
April 1, 1998                              President and Chief Executive Officer


     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO REGISTRAR AND TRANSFER COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE 1998 ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                     SOUTH FLORIDA BANK HOLDING CORPORATION
                                 TO BE HELD ON
                                 APRIL 28, 1998

                                  INTRODUCTION

GENERAL

     This Proxy Statement is being furnished to the shareholders of South Florida Bank Holding Corporation (the "Holding Corporation") in connection with the solicitation of proxies by the Board of Directors of the Holding Corporation from holders of the outstanding shares of the $.01 par value common stock of the Holding Corporation ("Holding Corporation Common Stock") for use at the Annual Meeting of Shareholders of the Holding Corporation to be held on Tuesday, April 28, 1998, and at any adjournment or postponement thereof ("1998 Annual Meeting"). The 1998 Annual Meeting is being held to (i) elect three directors to serve until the Annual Meeting of Shareholders in 2001, and (ii) transact such other or further business as may properly come before the 1998 Annual Meeting and any adjournment or postponement thereof. The Board of Directors of the Holding Corporation knows of no other business that will be presented for consideration at the 1998 Annual Meeting other than the matters described in this Proxy Statement. This Proxy Statement is dated April 1, 1998, and it and the accompanying notice and form of proxy are first being mailed to the shareholders of the Holding Corporation on April 1, 1998.

     The principal executive offices of the Holding Corporation are located at 2017 McGregor Boulevard, Fort Myers, Florida 33901. The telephone number of the Holding Corporation at such offices is (941) 334-2020.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Board of Directors of the Holding Corporation has fixed the close of business on March 13, 1998, as the record date for the determination of the Holding Corporation shareholders entitled to notice of and to vote at the 1998 Annual Meeting. Accordingly, only holders of record of shares of the Holding Corporation Common Stock at the close of business on such date will be entitled to vote at the 1998 Annual Meeting. At the close of business on such date, there were 1,210,975 shares of the Holding Corporation Common Stock outstanding and entitled to vote held by approximately 694 shareholders of record. Holders of the Holding Corporation Common Stock are entitled to one vote on each matter considered and voted upon at the 1998 Annual Meeting for each share of Holding Corporation Common Stock held of record at the close of business on March 13, 1998. The affirmative vote of the holders of a majority of shares of Holding

Corporation Common Stock represented and entitled to vote at the 1998 Annual Meeting at which a quorum is present is required for approval of each matter submitted to a vote of shareholders.

     Shares of the Holding Corporation Common Stock represented by a properly executed proxy, if such proxy is received prior to the vote at the 1998 Annual Meeting and not revoked, will be voted at the 1998 Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF THE HOLDING CORPORATION COMMON STOCK WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE HOLDING CORPORATION OF THE THREE NOMINEES LISTED BELOW, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AS TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE 1998 ANNUAL MEETING.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise at the 1998 Annual Meeting by either (i) giving written notice of revocation to the Secretary of the Holding Corporation, (ii) properly submitting to the Secretary of the Holding Corporation a duly executed proxy bearing a later date, or (iii) appearing in person at the 1998 Annual Meeting and voting in person. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016.

     A copy of the 1997 Annual Report to Shareholders, including financial statements for the year ended December 31, 1997, accompanies this Proxy Statement.

                             ELECTION OF DIRECTORS


GENERAL

     The 1998 Annual Meeting is being held to elect three directors of the Holding Corporation to serve three-year terms of office. The Board of Directors of the Holding Corporation is divided into three classes, with the terms of office of the classes ending in successive years. The terms of directors of Class II expire at the 1998 Annual Meeting. Accordingly, the three members of Class II are standing for re-election to a three-year term expiring at the Annual Meeting of Shareholders in 2001.

     All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three nominees listed below. In the event that any nominee is unable to serve (which is not anticipated), the persons designated as proxies will cast votes for the remaining nominees and for such other persons as they may select.

DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE THREE NOMINEES LISTED BELOW.

     The following table sets forth the name of each nominee or director continuing in office of the Holding Corporation; a description of his or her position and offices with the Holding Corporation other than as a director, if any; a brief description of his or her principal occupation and business experience during at least the last five years; and certain other information including the director's age and the number of shares of Holding Corporation Common Stock beneficially owned by the director on March 13, 1998. Each of the following individuals is also serving as a director of South Florida Bank (the "Bank"), which is wholly-owned subsidiary of the Holding Corporation (collectively, the "Company"). For information concerning membership on committees of the Board of Directors, see "ELECTION OF DIRECTORS - - Information About the Board of Directors and Its Committees."

                                                                                                 AMOUNT, PERCENTAGE
NOMINEE OR DIRECTOR                                                                                 AND NATURE OF
CONTINUING IN OFFICE                          INFORMATION ABOUT                                BENEFICIAL OWNERSHIP
AND YEAR FIRST ELECTED                       NOMINEE OR DIRECTOR                              OF HOLDING CORPORATION
      A DIRECTOR                             CONTINUING IN OFFICE                                 COMMON STOCK (1)
----------------------                       --------------------                             ----------------------

                                                  NOMINEES FOR DIRECTOR

                                                         CLASS II
                                                   FOR THREE-YEAR TERM
                                               EXPIRING ANNUAL MEETING 2001
Robert C. Adkins                           Mr. Adkins has served as President                        46,350   (2)
1990                                       and General Manager of Dixie Buick, Inc.                    (3.8%)
                                           in Fort Myers since 1961.
                                           Mr. Adkins is 64.

Carole A. Green                            Ms. Green is a Director of the Hospital Board              1,610
1996                                       of Lee County d/b/a Lee Memorial Health                     (.13%)
                                           Systems since 1995.  Ms. Green is 46.

William P. Valenti                         Mr. Valenti has over 30 years of banking                  38,000   (3)
1992                                       experience, including serving as President                  (3.1%)
                                           and Chief Executive Officer of the Holding
                                           Corporation and the Bank since February 1992.
                                           Mr. Valenti is 53.


                                            MEMBERS OF THE BOARD OF DIRECTORS
                                                   CONTINUING IN OFFICE

                                                        CLASS III
                                             TERM EXPIRES ANNUAL MEETING 1999


James T. Humphrey, Jr.                     Mr. Humphrey has been a partner                           31,500   (4)
1990                                       in the law firm of Humphrey & Knott,                        (2.6%)
                                           P.A. in Fort Myers since 1982.  Mr.
                                           Humphrey is 57.






George T. Mann, Jr.                        Mr. Mann is President of George T. Mann                    4,750  (5)
1996                                       General Contractor, Inc. since 1985.   He                   (.39%)
                                           served on the Board of Directors of First
                                           Federal Savings & Loan Association of
                                           Fort Myers and, subsequently, Society/First
                                           Federal from 1980 through 1996.  Mr.
                                           Mann is 58.

Wallace M. Tinsley                         Mr. Tinsley is presently retired.                         38,716  (6)
1990                                       From 1984 to 1988, he served as                             (3.2%)
                                           President of Fort Myers Auto Parts.
                                           Mr. Tinsley is 67.


                                                         CLASS I
                                             TERM EXPIRES ANNUAL MEETING 2000


Ronald D. Focht                            Mr. Focht is President and owner of                       51,192  (7)
1993                                       United Welding and Machine Company                          (4.2%)
                                           since 1976.  Mr. Focht is 52.

Robert Ernest Hendry                       Dr. Hendry has been engaged                               45,420  (8)
1990                                       in private practice as a dentist                            (3.8%)
                                           in Fort Myers since 1962.  Dr.
                                           Hendry has served as Chairman
                                           of the Board of the Holding
                                           Corporation since February
                                           1991.  Dr. Hendry is 62.

____________________

(1) Information relating to beneficial ownership of Holding Corporation Common Stock by directors is based upon information furnished by each person using "beneficial ownership" concepts set forth in rules of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, nominees and directors continuing in office are named as beneficial owners of shares as to which they may disclaim any beneficial interest. Except as otherwise indicated in the notes to this table, directors possessed sole voting and investment power as to all shares of Holding Corporation Common Stock set forth opposite their names.

(2) Includes 25,550 shares owned individually by Mr. Adkins, 14,000 shares owned by his spouse, 5,000 shares owned by Dixie Buick, Inc., a corporation controlled by Mr. Adkins, and 1,800 shares held by his spouse in trust for minor children.

(3) Includes 32,750 shares which Mr. Valenti has the right to acquire pursuant to presently exercisable stock options, 1,100 shares held jointly with his spouse, 100 shares held jointly with his parent, 50 shares owned by his spouse, and 4,000 shares owned by his IRA.

(4) Includes 17,500 shares (as to which he shares voting power) owned by his law firm's profit sharing plan, 11,500 shares held jointly with his spouse, and 2,500 shares owned by his IRA.

(5)  Consists of shares held by him as trustee.

(6) Includes 23,808 shares owned individually by Mr. Tinsley, 14,508 shares owned by his spouse and 400 shares owned by his spouse's IRA.

(7)  Shares held jointly with spouse.

(8) Represents 33,400 shares held in Dr. Hendry's retirement trust and 12,020 shares owned individually by Dr. Hendry.


INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors of the Holding Corporation held six meetings during the year ended December 31, 1997. All of the directors attended at least 75% of the aggregate total number of meetings of the Board of Directors and meetings of the committees of the Board on which they serve. The Holding Corporation's Board of Directors presently has three committees. Certain information regarding the function of these standing committees, their membership, and the number of meetings held during 1997 follows:

     The entire Board of Directors serves as the Nominating Committee for the purpose of nominating persons to serve on the Board of Directors. While the committee will consider nominees recommended by shareholders, it has not actively solicited recommendations nor established any procedures for this purpose. The Board held one meeting in its capacity as the Nominating Committee during 1997.

     The Audit Committee reviews the annual audit, reports to the Board concerning the audit and makes recommendations for improvements, internal controls, or other items covered by the audit report. The Audit Committee also directs the activities of the internal audit function. Messrs. Focht, Mann and Tinsley are the members of this committee. The committee held three meetings during 1997.

     The Compensation Committee reviews the Holding Corporation's total compensation and benefits program. It also makes recommendations to the Board concerning compensation and other arrangements for executive officers of the Holding Corporation as well as annual increases in compensation for all employees. The members of this committee are Messrs. Adkins and Focht and Dr. Hendry. The committee held two meetings during 1997.

     The Bank pays each outside director $700 per month ($900 per month to Dr. Hendry as Chairman).


EXECUTIVE OFFICERS

     The following lists the executive officers of the Holding Corporation, all positions held by them in the Holding Corporation, including the period each such position has been held, a brief account of their business experience during the past five years and certain other information including their ages. Executive officers are appointed annually at the organizational meeting of the Board of Directors, which follows the Holding Corporation annual meeting of shareholders, to serve until a successor has been duly elected and qualified or until his death, resignation, or removal from office. Information concerning directorships, committee assignments, minor positions and peripheral business interests has not been included.

NAME AND POSITION
HELD IN THE COMPANY               INFORMATION ABOUT EXECUTIVE OFFICER
-------------------               -----------------------------------
William P. Valenti                Mr. Valenti has over 30 years of banking experience,
President and Chief               including serving as President and Chief Executive Officer
Executive Officer of              of the Holding Corporation and the Bank since February
the Holding Corpora-              1992.  Mr. Valenti is 53.
tion and the Bank





Harold S. Taylor, Jr.             Mr. Taylor has served as Executive Vice President,
Executive Vice President          Secretary and Treasurer of the Holding Corporation since
Secretary and  Treasurer          February 1996, Executive Vice President and Senior
of the Holding Corporation        Loan Officer of the Bank since June 1993, and as Senior
and Executive Vice President      Vice President of the Bank from January 1993 to June
and Senior Loan Officer           1993.  From November, 1989 to January 1993, he
of the Bank                       served as Senior Vice President and Senior Credit Policy
                                  Officer of First Florida Banks N.A. in Fort Myers, Florida.
                                  Mr. Taylor is 42.



MANAGEMENT STOCK OWNERSHIP

     As of March 13, 1998, based on available information, all directors and officers of the Holding Corporation as a group (nine persons) beneficially owned 279,663 shares of Holding Corporation Common Stock which constituted 23.1% of the number of shares outstanding at that date.

EXECUTIVE COMPENSATION AND BENEFITS

     The following table sets forth all cash compensation for the Holding Corporation's Chief Executive Officer for services to the Company in 1997.


                           SUMMARY COMPENSATION TABLE

                                                           Long Term Compensation
---------------------------------------------------------------------------------------------
                                Annual Compensation                Awards              Payouts
---------------------------------------------------------------  -------------------   -------
    Name                                                         Restricted
    and                                               Other        Stock
 Principal                                           Annual      Options/                LTIP      All Other
 Position             Year   Salary        Bonus    Compensation   Award(s)     SARs    Payouts   Compensation (2)
 --------             ----   ------        -----    ------------   ------       ----    -------   ----------------
William P.            1997  $ 119,664    $ 20,000   $ 5,400 (1)    -0-          -0-       -0-       $  4,187
Valenti, President    1996  $ 110,800    $ 15,000   $ 5,400 (1)    -0-          -0-       -0-       $  3,645
and Chief Executive   1995  $ 107,650    $ 12,500   $ 5,400 (1)    -0-          -0-       -0-       $  2,392
Officer of the Bank
-----------------

(1)  Represents automobile allowance.
(2)  Represents amounts contributed by the Bank to Mr. Valenti's account in the
     Section 401(k) Plan.

INFORMATION ON BENEFIT PLANS AND POLICIES

     Stock Option Plan. The Holding Corporation has an Officers' and Employees' Stock Option Plan for its officers and employees (the "Plan"). The purpose of the Plan is to advance the interests of the Company by affording to the Company's officers an opportunity to increase their proprietary interest in the continued growth and financial success of the Company. The Plan also reenforces the Company's efforts to retain and attract highly competent individuals upon whose judgment, initiative, leadership, and continued efforts, the future viability and success of the Company in large measure depends.

     Under the Plan, 100,000 shares of Holding Corporation Common Stock are reserved for issuance, subject to antidilution adjustments. Of this amount, as of March 13, 1998, options for 36,000 and 22,500 shares were issued to William
P. Valenti and Harold S. Taylor, Jr., respectively, with the exercise price for 57,000 shares at $5.00 per share and with an exercise price of $10.50 for the remaining 1,500 shares. The balance of the shares are reserved for issuance to Company officers and employees as the Board of Directors in its discretion shall determine. The Plan provides that the option price must be paid in cash and in an amount equal to the greater of $5.00 or the fair market value of the stock on the date of grant.

     Under the Plan, the Board of Directors may elect to make awards of both incentive stock options intended to meet the requirements of certain sections of the Internal Revenue Code of 1986, as amended, from time to time, and nonqualified stock options which do not meet such requirements.

     During each of the first four years following the grant of an option under the Plan, 25% of the option granted may be exercised. If an option is not exercised in any one year, it may be exercised in a later year. Of the 36,000 options granted to Mr. Valenti, 32,750 are not subject to the foregoing limitations but are immediately exercisable, and the remaining options for 3,250 shares are subject to such limitations. Any options not exercised within 10 years from the date of grant shall expire. If a participant ceases to be employed by the Company because of disability or death, the participant (or his estate as the case may be) may exercise options which were exercisable upon such termination of employment for three months (in the case of disability or retirement) and six months (in the case of death) after such termination. If a participant ceases to be employed by the Company for any reason except death, disability or retirement, any option or options granted him under the Plan which have not been exercised shall be deemed cancelled. Upon any merger, combination, sale of substantially all of the assets of the Company, or a change of control of the Company (as defined in the Plan), all outstanding stock options become immediately exercisable, regardless of how many years have passed since the date of grant. No stock option may be transferred by an optionee otherwise then by will or the laws of descent and distribution, and such stock option is exercisable during the lifetime of the optionee, only by the optionee or a legal guardian or personal representative.

     The Plan is administered by a committee consisting of all members of the Board of Directors of the Holding Corporation who (at the time they exercised discretion in making decisions under the Plan) are not, and have not at any time for one year prior thereto been, eligible to receive an option under the Plan. The administrative committee determines, subject to the provisions of the Plan, which employees will receive options, the numbers of shares to be optioned to any employee, the date of grant of each option, and all other terms and conditions governing each option.

     The Board of Directors may at any time amend or terminate the Plan; however, without the approval of the shareholders of the Holding Corporation, the Board may not amend the Plan to increase the aggregate number of shares for which options may be granted (except as may be necessary to adjust for certain antidilution events) or alter the class of persons eligible to receive options under the Plan. No amendment or termination of the Plan may, without the consent of the optionee, adversely effect the rights of any options with respect to an option or the unexercised portion thereof.

     The following sets forth certain information regarding options outstanding to Mr. Valenti as of December 31, 1997:


        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                              OPTION/SAR VALUES

                                                                   NUMBER OF
                                                                   SECURITIES                VALUE OF
                                                                   UNDERLYING              UNEXERCISED
                                 SHARES                           UNEXERCISED              IN-THE-MONEY
                                ACQUIRED                          OPTIONS/SARS             OPTIONS/SARS
                                   ON             VALUE          AT FY-END (#)             AT FY-END($)
                                 EXERCISE        REALIZED         EXERCISABLE/             EXERCISABLE/
            NAME                   (#)             ($)           UNEXERCISABLE            UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
 William P. Valenti                ---             ---            32,750/3,250           $162,500/$12,500


     Employment Agreement. The Holding Corporation has entered into an Employment Agreement with William P. Valenti (President and Chief Executive Officer of the Holding Corporation and the Bank). During 1997, a base annual salary of $119,664 was paid to Mr. Valenti. The agreement also includes provisions for an automobile allowance, a term life insurance policy in the amount of $250,000, and individual bonuses.

     The agreement terminates on June 30, 1998 and automatically renews for successive one-year terms thereafter, unless either the Board of Directors or the executive provides written notice to the other at least 30 days prior to the end of the existing term. The agreement is terminable by the Bank for "cause", as defined in the agreement at any time upon written notice to the executive.

Generally, the agreement also provides that (i) upon disability, the executive is entitled to receive 66 2/3% of salary (during the initial exclusion period for coverage under disability insurance policies for which the Company has paid the premium); (ii) upon termination of the agreement for "cause", the executive is entitled to salary and accrued and unpaid bonus amounts up to the date of such termination; (iii) upon termination of the agreement without "cause", the executive is entitled to salary plus medical and life insurance benefits for a period of the greater of two years thereafter or until termination of the employment agreement; and (iv) upon the death of the executive, the executive's estate will be entitled to receive any accrued and unpaid salary at the date of death, any bonuses payable to the executive, and accrued but unused vacation time. The executive also will have been deemed to have been terminated without cause if there is a change in control (as defined in the agreement) and, following such change in control, there is a significant reduction in the authority of the executive, his title, or his compensation, or a termination of his employment (except for death, resignation, or disability). The employment agreement also provides for the issuance to the executive of the stock options discussed above under "Stock Option Plan."

     The employment agreement also contains a two-year non-competition clause which applies following termination of the executive's service because of resignation, retirement or termination of employment for "cause." The non-competition prohibition applies to Lee County, Florida. The employment agreement also contains provisions providing for non-solicitation of Bank employees for two years subsequent to the termination of the executive's service because of resignation, retirement or termination of employment for "cause", and also contains confidentiality provisions.

     Profit Sharing Plan. The Bank has adopted a 401(k) Profit Sharing Plan. Employees are eligible to participate after meeting certain length of service requirements. Each year, participants may elect to defer up to 15% of compensation instead of receiving that amount in cash. The Bank may contribute a matching amount up to the 15% of compensation amount. Amounts deferred by participants are fully vested. Contributions by the Bank vest based on percentage amounts of 25% to 100% over two to five years of service.


CERTAIN TRANSACTIONS

     The Bank has entered into a ground lease with The Daniels & Metro Group, a Florida general partnership, for the property on which its Metro branch office is located. Messrs. Humphrey and Tinsley (directors of the Holding Corporation), along with their affiliates, owned or controlled as of March 13, 1998, an aggregate of approximately 14.27% of The Daniels & Metro Group. The property is being leased until August 31, 1999 at a monthly rental of $3,500, and may be terminated by either party upon four months' prior written notice to the other. The Bank believes that, based on an independent appraisal of the fair rental value of the property, the transaction is on terms no less favorable than which could have been obtained by the Bank from parties not affiliated with the Bank.

     The Bank has entered into a lease of office space owned by Mann Enterprises, of which George T. Mann, Jr. is a partner. The property is currently being leased for $1,854 per month. The lease, which expires April 30, 1999, has two renewal options for three years each. Mr. Mann is a director of both the Holding Corporation and the Bank.

     The law firm of Humphrey & Knott, P.A. serves as legal counsel for the Bank and received $45,000 of fees for legal services rendered during 1997. Mr. Humphrey, a senior member of the firm, is a director of both the Holding Corporation and the Bank.

     The Bank has outstanding loans to certain of its directors, executive officers, their associates and members of the immediate families of such directors and executive officers. These loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not affiliated with the Bank and did not involve more than the normal risk of collectibility or present other unfavorable features.



                         OWNERSHIP OF EQUITY SECURITIES

     As of March 13, 1998, the only shareholders known to the Holding Corporation to be beneficial owners, as defined by rules of the Securities and Exchange Commission, of 5% or more of the outstanding shares of the Holding Corporation Common Stock were Mr. Andrew J. Nychyk and Ewing/Florida Bank Stock Fund, Limited Partnership. Beneficial ownership information with respect to those two shareholders has been set forth in the following table.

NAME AND ADDRESS                  AMOUNT AND NATURE OF                       PERCENT
BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP                       OF CLASS
------------------                ----------------------                     --------
Andrew J. Nychyk                         92,441 (1)                             7.6%
2606 Cortez Boulevard
Fort Myers, FL 33901

Ewing/Florida Bank Stock Fund,           75,000                                 6.2%
Limited Partnership
Post Office Box 568589
Orlando, Florida 32856-8589


(1) Includes 20,500 shares owned by his spouse, as to which shares he disclaims beneficial ownership.

                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Proposals of shareholders of the Holding Corporation intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Holding Corporation at its principal executive offices on or before December 1, 1998, in order to be included in the Holding Corporation's Proxy Statement and form of proxy relating to the 1999 Annual Meeting of Shareholders.



                      SECTION 16(a) REPORTING REQUIREMENTS

     Under Section 16(a) of the Securities Exchange Act of 1934, directors and executive officers of the Holding Corporation, and persons who beneficially own more than 10% of Holding Corporation Stock, are required to make certain filings on a timely basis with the Securities and Exchange Commission. Reporting persons are required by SEC regulations to furnish the Holding Corporation with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, and on written representations from reporting persons concerning the necessity of filing a Form 5 - Annual Statement of Changes in Beneficial Ownership, the Company believes that, during 1997, all filing requirements applicable to reporting persons were met.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Consistent with past practice, the Board of Directors has determined to defer the selection of independent public accountants to audit the consolidated financial statements of the Holding Corporation for the current year ending December 31, 1998 until the latter part of 1998. Brewer, Beemer, Kuehnhackl & Koon, P.A. has served as independent public accountants for the Holding Corporation and the Bank since 1993. A representative of Brewer, Beemer, Kuehnhackl & Koon, P.A. is expected to be present at the 1998 Annual Meeting and will have the opportunity to make a statement if he or she so desires and respond to appropriate questions.



                               OTHER INFORMATION

PROXY SOLICITATION

     The cost of soliciting proxies for the 1998 Annual Meeting will be paid by the Company. In addition to solicitation by use of the mail, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with such solicitation. Arrangements also will be made to furnish copies of proxy materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of the Holding Corporation Common Stock. Such persons will be paid for reasonable expenses incurred in connection with such services.

MISCELLANEOUS

     Management of the Holding Corporation does not know of any matters to be brought before the 1998 Annual Meeting other than those described in this Proxy Statement. If any other matters properly come before the 1998 Annual Meeting, the persons named as proxies in the enclosed form of proxy and acting thereunder will vote on such matters in accordance with the recommendation of the Board of Directors.

     Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Holding Corporation will furnish to such person without charge (other than for exhibits) a copy of the Holding Corporation's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission. Written requests may be made to South Florida Bank Holding Corporation, 2017 McGregor Boulevard, Fort Myers, Florida 33901,
Attention: William P. Valenti.

                                                                        APPENDIX




                                 PROXY CARD

REVOCABLE PROXY

                     SOUTH FLORIDA BANK HOLDING CORPORATION


     PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 1998.

     The undersigned hereby appoints Robert Ernest Hendry and James T. Humphrey, Jr., or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of South Florida Bank Holding Corporation (the "Holding Corporation") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Colonial office of South Florida Bank, 1500 Colonial Boulevard, Fort Myers, Florida 33919, on Tuesday, April 28, 1998, at 4:00 P.M., and at any adjournment thereof.

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AS SPECIFIED ON THIS CARD. IF A VOTE IS NOT SPECIFIED, SAID PROXIES WILL VOTE IN FAVOR OF THE ELECTION OF THE THREE DIRECTORS LISTED BELOW. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE ANNUAL MEETING, SAID PROXIES WILL VOTE ON SUCH MATTERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1.   ELECTION OF DIRECTORS

     FOR                AGAINST                  ABSTAIN

     [ ]                  [ ]                      [ ]      Robert C. Adkins

     [ ]                  [ ]                      [ ]      Carole A. Green

     [ ]                  [ ]                      [ ]      William P. Valenti

                                        PLEASE MARK, SIGN BELOW, DATE AND
                                        RETURN THIS PROXY PROMPTLY IN
                                        THE ENVELOPE FURNISHED.

                                        Please sign exactly as name appears on
                                        your stock certificate.  When shares
                                        are held by joint tenants, both should
                                        sign. When signing as attorney, as
                                        executor, administrator, trustee or
                                        guardian, please give full title as
                                        such.  If a corporation, please sign in
                                        full corporate name by President or
                                        other authorized officer.  If a
                                        partner-ship, please sign in
                                        partnership name by authorized person.

                                        SHARES _______________

                                        DATED April ___, 1998


                                        ___________________________________
                                        Signature

                                        ___________________________________
                                        Signature if held jointly

                                        ___________________________________
                                        Please print or type your name



[ ] Please mark here if you intend to attend the 1998 Annual Meeting of Shareholders.